UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 19, 2014 (December 15, 2014)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

973 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 15, 2014, certain subsidiaries of Avis Budget Group, Inc. (the “Company”) entered into a Fourth Master Amendment and Restatement Deed (the “ Amendment”) in order to amend certain agreements relating to its European rental fleet securitization program.  The Amendment provides for the issuance of additional €200 million of senior notes, the addition of new senior noteholders and changes to payment priorities, selling restrictions, and the form of note certificates. In addition, the Company’s subsidiaries also entered into a Fifth Master Amendment and Restatement Deed on December 17, 2014 in order to shorten the final maturity date of the Notes.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment and the Fifth Master Amendment and Restatement Deed, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, and each is incorporated by reference herein.

Certain holders of the senior notes, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers
On December 15, 2014, the Company announced that Thomas M. Gartland, President, North America and Patric T. Siniscalchi, President, Latin America/Asia-Pacific will retire from their positions effective December 31, 2014.  Joseph Ferraro, currently Senior Vice President, North America Operations, will assume Mr. Gartland’s responsibilities in North America and Mr. Siniscalchi’s responsibilities in the Caribbean and Latin America, and will assume the title of President, Americas, effective January 1, 2015.  Larry D. De Shon, currently President, Europe, Middle East and Africa will assume Mr. Siniscalchi’s responsibilities in Asia-Pacific, and will assume the new title of President, International, effective January 1, 2015.  Mr. Gartland and Mr. Siniscalchi are expected to continue to be employed by the Company in transitional roles until the end of January 2015 and March 2015, respectively, and then to continue to provide service to the Company in a consulting capacity.
Gartland Consulting Agreement
Mr. Gartland has entered into a Consulting Agreement with the Company dated December 15, 2014 (which we refer to herein as the “Gartland Consulting Agreement”).  The services under such agreement provide primarily for transition for a term of eighteen months commencing February 1, 2015.  The agreement provides for aggregate consulting fees of $2.1 million and continuation of certain specified perquisites for the term of the agreement.  If the Company terminates the consulting arrangement other than “for cause” or if Mr. Gartland terminates in certain specified circumstances, subject to Mr. Gartland’s execution of a release of claims in favor of the Company, the consulting fees will continue to be paid, as scheduled, Mr. Gartland will continue to have access to the perquisites through July 2016, and stock-based awards scheduled to vest through the end of January 2016 will continue to remain outstanding through the end of January 2016 and will vest or be forfeited in accordance with their terms, without regard to any otherwise applicable time-based vesting requirement.  The agreement also imposes certain restrictive covenant obligations on Mr. Gartland, including perpetual confidentiality and non-disparagement obligations, and non-competition and non-solicitation obligations applicable through July 2016.

Siniscalchi Consulting Agreement
Mr. Siniscalchi has also entered into a Consulting Agreement with the Company dated December 15, 2014 (which we refer to herein as the “Siniscalchi Consulting Agreement”).  The services under such agreement provide for transition as well as ongoing involvement in the Company’s joint ventures in China and Brazil.  The agreement has a term of three years commencing April 1, 2015, provides for aggregate consulting fees of $600,000 and continuation of certain specified perquisites for the term of the agreement.  If the Company terminates the consulting arrangement other than “for cause”, subject to Mr. Siniscalchi’s execution of a release of claims in favor of the Company, the consulting fees will continue to be paid, as scheduled, Mr. Siniscalchi will continue to have access to the perquisites for up to eighteen months following such termination (depending on the timing of such termination in relation to the remaining three-year consulting period), and stock-based awards scheduled to vest through the end of January 2017 will continue to remain outstanding through the end of January 2017 and will vest or be forfeited in accordance with their terms, without regard to any otherwise applicable time-based vesting requirement.  The agreement also imposes restrictive covenant obligations on Mr. Siniscalchi, including perpetual confidentiality and non-disparagement obligations, and non-competition and non-solicitation obligations applicable through March 2018.
A copy of each of the Siniscalchi Consulting Agreement and the Gartland Consulting Agreement is attached hereto as Exhibits 10.3 and 10.4, respectively, and is incorporated herein by reference. The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements.

Item 7.01	Regulation FD Disclosure

On December 15, 2014, Avis Budget Group, Inc. issued a press release announcing the management changes described above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Fourth Master Amendment and Restatement Deed, by and among Carfin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate And Investment Bank, the Opcos, Servicers, Lessees and Fleetcos listed therein, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, the Account Banks listed therein, Deutsche Bank Ag, London Branch, the Senior Noteholders listed therein, Structured Finance Management (Ireland) Limited, CarFin Finance Holdings Limited, Intertrust (Netherlands) B.V. And Vistra B.V., Credit Agricole Corporate And Investment Bank, FCT CarFin, Caceis Bank France, Caceis Corporate Trust, Deutsche Bank Luxembourg S.A. and Fiserv Automotive Solutions, Inc., dated December 15, 2014.*

10.2
Fifth Master Amendment and Restatement Deed, by and among Carfin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate And Investment Bank, the Opcos, Servicers, Lessees and Fleetcos listed therein, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, the Account Banks listed therein, Deutsche Bank Ag, London Branch, the Senior Noteholders listed therein, Structured Finance Management (Ireland) Limited, CarFin Finance Holdings Limited, Intertrust (Netherlands) B.V. And Vistra B.V., Credit Agricole Corporate And Investment Bank, FCT CarFin, Caceis Bank France, Caceis Corporate Trust, Deutsche Bank Luxembourg S.A. and Fiserv Automotive Solutions, Inc., dated December 17, 2014.

10.3	Consulting Agreement between Patric Siniscalchi and Avis Budget Group, Inc. dated December 15, 2014.
10.4	Consulting Agreement between Thomas Gartland and Avis Budget Group, Inc. dated December 15, 2014.
99.1	Press Release Dated December 15, 2014.
*Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: December 19, 2014

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated December 19, 2014 (December 15, 2014)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fourth Master Amendment and Restatement Deed, by and among Carfin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate And Investment Bank, the Opcos, Servicers, Lessees and Fleetcos listed therein, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, the Account Banks listed therein, Deutsche Bank Ag, London Branch, the Senior Noteholders listed therein, Structured Finance Management (Ireland) Limited, CarFin Finance Holdings Limited, Intertrust (Netherlands) B.V. And Vistra B.V., Credit Agricole Corporate And Investment Bank, FCT CarFin, Caceis Bank France, Caceis Corporate Trust, Deutsche Bank Luxembourg S.A. and Fiserv Automotive Solutions, Inc., dated December 15, 2014.*

10.2
Fifth Master Amendment and Restatement Deed, by and among Carfin Finance International Limited, Credit Agricole Corporate And Investment Bank, Deutsche Trustee Company Limited, Credit Agricole Corporate And Investment Bank, the Opcos, Servicers, Lessees and Fleetcos listed therein, Avis Budget Car Rental, LLC, Avis Finance Company Limited, Avis Budget EMEA Limited, the Account Banks listed therein, Deutsche Bank Ag, London Branch, the Senior Noteholders listed therein, Structured Finance Management (Ireland) Limited, CarFin Finance Holdings Limited, Intertrust (Netherlands) B.V. And Vistra B.V., Credit Agricole Corporate And Investment Bank, FCT CarFin, Caceis Bank France, Caceis Corporate Trust, Deutsche Bank Luxembourg S.A. and Fiserv Automotive Solutions, Inc., dated December 17, 2014.

10.3	Consulting Agreement between Patric Siniscalchi and Avis Budget Group, Inc. dated December 15, 2014.
10.4	Consulting Agreement between Thomas Gartland and Avis Budget Group, Inc. dated December 15, 2014.
99.1	Press Release Dated December 15, 2014.
*Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions have been omitted and filed separately with the Securities and Exchange Commission.